
BN
651
SF
719

BMO Capital Markets Global Metals & Mining Conference

February 22-25, 2015

WESTMORELAND COAL COMPANY

westmoreland.com | NASDAQ:WLB
NYSE:WMLP

Forward Looking Statements

This presentation contains "forward-looking statements." Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make throughout this presentation regarding recent acquisitions and their anticipated effects on us.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements. They are statements neither of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include political, economic, business, competitive, market, weather and regulatory conditions and the following:

- Our ability to manage Westmoreland Resource Partners, LP ("WMLP");
- Our efforts to effectively integrate our recently acquired Canadian operations with our existing business and our ability to manage our expanded operations following the acquisition;
- Our ability to realize growth opportunities and cost synergies as a result of the addition of our Canadian operations;
- Our substantial level of indebtedness;
- The ability of our hedging arrangement with respect to our Roanoke Valley Power Facility ("ROVA") to generate free cash flow due to the fully hedged position through March 2019;
- Changes in our post-retirement medical benefit and pension obligations and the impact of the recently enacted healthcare legislation on our employee health benefit costs;
- Inaccuracies in our estimates of our coal reserves;
- Our potential inability to expand or continue current coal operations due to limitations in obtaining bonding capacity for new mining permits, or increases in our mining costs as a result of increased bonding expenses;
- The effect of prolonged maintenance or unplanned outages at our operations or those of our major power generating customers;
- The inability to control costs, recognize favorable tax credits or receive adequate train traffic at our open market mine operations;
- Competition within our industry and with producers of competing energy sources;
- Existing and future legislation and regulation affecting both our coal mining operations and our customers' coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases;
- The effect of the Environmental Protection Agency's and Canadian and provincial governments' inquiries and regulations on the operations of the power plants to which we provide coal; and
- Other factors that are described under the heading "Risk Factors" in our reports filed with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.

Unless otherwise specified, the forward-looking statements in this presentation speak as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time-to-time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether because of new information, future developments or otherwise, except as may be required by law.

Reserve engineering is a process of estimating underground accumulations of coal that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by our reserve engineers. In addition, the results of mining, testing and production activities may justify revision of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development of reserves. Accordingly, reserve estimates may differ from the quantities of coal that are ultimately recovered.

The Westmoreland Difference


Unique and Predictable Operating Model
Operates in Favorable Markets
The Westmoreland Difference
Proven Management Team
Positioned for Growth
Safety

WESTMORELAND COAL COMPANY

The Westmoreland Difference

			Westmoreland		Others in the Industry
Unique and Predictable Operating Model	Contract Length	✓	Average of 10 years	✗	6 months - 2 years
	Committed Sales	✓	Fully committed long-term sales at most mines	✗	Partial sales commitments beyond 1 year
	Spot Price Exposure	✓	Cost protected contracts insulate from spot price	✗	Highly exposed to commodity prices
	Rail	✓	Not reliant on rail	✗	Heavily reliant on rail
	Reserve Acquisition	✓	Pay for reserves as mined	✗	Large, up-front bonus payments
	Reclamation	✓	Customers share in cost	✗	Fully responsible
Operates in Favorable Markets	Transportation	✓	Mine-mouth position reduces transport costs	✗	Significant transport costs
	Natural Gas	✓	Cost per MBtu significantly below natural gas	✗	Sensitive to natural gas competition
	Customers	✓	Base load customers with high capacity factors	✗	Exposed customer plants
Positioned for Growth	Performance	✓	Top performing coal stock in 2013 and 2014	✗	Peer index decreased 61% over 2013 and 2014
	Leverage	✓	Prudent leverage - 3.8x	✗	Highly levered - peer average over 10x
	Credit Rating	✓	Upgraded by Moody's and S&P	✗	Trend of downgrades
	Access to Capital	✓	Strong access to capital markets	✗	Increasing cost of capital
Proven Management Team	Operating Philosophy	✓	Lean organization	✗	High overhead, bureaucratic
	M&A Track Record	✓	Disciplined acquisition record	✗	High multiple, high leverage acquisitions
	Corporate Focus	✓	Long-term cash generation	✗	Minimizing cash burn
	Safety	✓	Strong safety history, below national average		

Note: Peer index includes: Alpha, Arch, CONSOL, Cloud Peak, Peabody and Walter Energy.

WESTMORELAND COAL COMPANY

2014 Accomplishments

- Westmoreland record 2014 Adjusted EBITDA of $173 - $176 million
- Executed transformational acquisitions
  - Closed acquisition of Canadian operations
  - Created an MLP platform through acquisition of Oxford
  - Acquired Buckingham Coal Company
- Improved balance sheet strength and enhanced liquidity profile
  - Extinguished existing debt eliminating restrictive covenants
  - Issued $350 million Senior Secured Notes and $425 million Term Loan(1)
  - Completed ~$60 million common share offering
  - Monetized port capacity for proceeds of $37 million
  - Increased revolving line of credit
- Received credit rating upgrade from both Moody's and S&P
- Signed significant contract extensions and agreements
  - Extended Estevan Mine contract through 2024
  - Extended Kemmerer Mine contracts with FMC and Tata
  - Announced planned expansion of activated carbon operations
  - Successfully negotiated Beulah, Coal Valley, and Poplar labor contracts
- Reorganized and streamlined executive team



Westmoreland was the top performing coal stock in 2013 and 2014

1. Includes subsequent $75 million upsize.

WESTMORELAND COAL COMPANY

Building a Diversified North American Coal Leader

- Formed in 1854, the oldest independent coal company in the United States
- Operations include:
  - Surface mine operations in the Western U.S. and Canada
  - An underground mine in Ohio
  - A char production facility
  - 50% interest in an activated carbon plant
  - Two-unit ROVA coal-fired power plant
- Owns general partner and majority interest in Westmoreland Resource Partners (WMLP)
- Well positioned to deliver shareholder value:
  - Leading market position with low-cost operating model
  - Generating consistent cash flows
  - Cost-protected contract pricing
  - Strong management with a track record of delivering growth
- Award-winning safety and environmental performance



		WESTMORELAND COAL COMPANY	WESTMORELAND RESOURCE PARTNERS	
Coal Sales	(Mst)	53.5	5.9	59.4
Revenue (LTM 30-Sep-14)	(US$ mm)	$1,417	$337	$1,754
Adj. EBITDA (LTM 30-Sep-14)	(US$ mm)	$235	$40	$274
Operating Mines / Complexes	(Qty)	13	6	19
Reserves	(Mst)	1,292	52	1,344

Source: Company filings, SNL, Statistics Canada
Note: Shown pro forma for Buckingham acquisition and restructured contract. Includes a qualified/non-conforming estimate of proven & probable reserve for Buckingham; a formal study, including economic analysis per SEC Section 7 guidelines will be completed for the 2016 reserve filing.

WESTMORELAND COAL COMPANY

Two Ways to Invest in Westmoreland Coal

Two Public Companies

	WESTMORELAND COAL COMPANY	WMLP
	C-Corp General Partner	Sponsored MLP
Ticker	NASDAQ:WLB	NYSE:WMLP
Share / Unit Price (US$)	$29.82	$10.26
Basic Shares / Units (mm)	17.7	5.9
Market Cap (US$ mm)	$536	$60
Enterprise Value (US$ mm)	$1,325	$206
Annual Distribution (US$)	n.a.	$0.80
Yield (%)	n.a.	7.8%
Debt / EBITDA (Ratio)	3.8x	4.1x
Credit Rating	B3, B	n.a.

Legend
- Westmoreland Coal
- Westmoreland Resource Partners, LP
- Power

Location of Operations



Coal Valley
Genesee
Paintearth
Poplar River
Sheerness
Estevan
Savage
Rosebud
Beulah
Absaloka
Kemmerer
Headquarters
ROVA Power Facility
Jewett
OHIO
Harrison
Cadiz
Tuscarawas
Belmont
New Lexington
Noble
Buckingham

Source: Company filings, FactSet
Note: Balance sheet data as of 30-Sep-14 and adjusted for subsequent events, pro forma for Buckingham acquisition and restructured contract.

WESTMORELAND COAL COMPANY

Unique and Predictable Operating Model

Simple Surface Mining	• Simple surface mining method executed with draglines, trucks and shovels
Transportation Advantage	• Mine-mouth positioning, close proximity to customer facilities ▪ Significant savings to customers by minimizing transportation ▪ High barriers to entry
Long-Term Contracts	• Long-term contracts with high quality base load power customers ▪ Weighted average contract length – 2025 average
Cost Protection	• ~90% of sales under long-term cost-plus / cost-indexed contracts • ~50% of contracts include fixed cost reimbursement if tons are reduced • Majority of reclamation expenditures fully reimbursed by customers

Long-Term Contracts with High Quality Customers

Mine	Primary Power Plant	Power Generation Units Served[1]	Contract Life	Plant Environmental Provisions
Genesee	Genesee	3	2055	Scrubbed, PM, NOx, Mercury
Sheerness	Sheerness	2	2026	PM, Mercury
Poplar River	Poplar River	2	2025 [2]	PM, Mercury
Estevan	Boundary Dam / Shand	5	2024	Carbon Capture, PM, NOx
Paintearth	Battle River	3	2022	PM, Mercury
Kemmerer	Naughton	3	2022	Scrubbed, PM, NOx, Mercury
Rosebud	Colstrip	4	2020	Scrubbed, PM, NOx, Mercury
Absaloka	Sherco	9	2020	Scrubbed, PM, NOx, Mercury
Buckingham, WMLP	Conesville	1	2019	Scrubbed, PM, NOx
Jewett	Limestone	2	2018	Scrubbed, PM, NOx
Savage	Lewis & Clark	2	2017	Scrubbed, PM, NOx, Mercury
		36		

Canadian plants have strong regulatory protection

Supplier to a significant number of power units, minimizing downtime risk

Customers have modern environmental controls in place

Long-term cost-protected contracts provide stable predictable cash flows

Source: Company filings, SNL
1. Total power plant units served for each mine.
2. Poplar River contract expected to be extended through at least 2025.

Proximity to Captive Customer Base with Significant Export Opportunity

	Mine	Competitive Advantage
Mine-Mouth	Beulah Buckingham Jewett Kemmerer Rosebud Estevan Genesee Paintearth Poplar River Savage Sheerness	• Mines located adjacent to principal customers • Delivery by conveyor and short haul truck – the most economical methods • Significant cost advantage exists even with low natural gas prices • Stable predictable cash flow from long-term, cost-protected contracts • Performance and deliveries not reliant on rail service
Transportation Advantaged	Absaloka Coal Valley WMLP	• Absaloka has 300+ mile rail advantage over other PRB competitors ▪ The 50%-100% increase in rail rates in recent years has improved Absaloka's competitive position • Strategic access to port facilities and exporter of premium thermal coal to high growth Pacific-rim customers

Mine-mouth positioning and shortened transportation routes make Westmoreland a preferred supplier

WESTMORELAND COAL COMPANY

Coal is the Primary Fuel in the Markets Served

Power Generation by Fuel Type in Markets Served[1] (2013)



Coal
Natural Gas
Nuclear
Hydroelectric
Other
10%
6%
9%
17%
59%

Markets Served



Coal fuels ~60% of power generation in the markets we serve

Population Growth in Markets Served[1] (2014 – 2019)



11%
8%
5%
4%
Population Growth of 6%
Alberta
Saskatchewan
Mountain
West North Central

Strong population growth will likely continue to drive power demand

Source: Alberta Department of Energy, SaskPower, SNL, Statistics Canada, U.S. Energy Information Administration

1. Markets served include Alberta, Saskatchewan, Mountain, West North Central.

WESTMORELAND COAL COMPANY

Significant Scale with Built-in Resource Growth

Top North American Coal Producers(1)

(Millions of short tons)



200
158
115
96
63
59
41
32
32
29
Peabody
Arch Coal
Alpha
Cloud Peak
Murray Energy
Westmoreland
Alliance RP
CONSOL
NACCO
Energy Future Holdings

Significantly Enhanced Reserve Base(2)

(Millions of short tons)



Significant reserve growth with ~2 billion tons of additional resources to be proven
368
1,344
2011
2013

Top North American coal producer with demonstrated growth at minimal upfront cost; Average reserve life extends beyond 2035

Source: Company filings, SNL, Statistics Canada

1. Based on most recent MSHA production data and company disclosure; Westmoreland shown pro forma for the acquisition of Buckingham (restructured contract), the Canadian assets and WMLP.
2. Includes WMLP and a qualified/non-conforming estimate of proven & probable reserve for Buckingham; a formal study, including economic analysis per SEC Section 7 guidelines will be completed for the 2016 reserve filing.

WESTMORELAND COAL COMPANY

Westmoreland Customers Provide Fuel Well Below the Competition

Comparison vs. Other Coal Regions ($/MBtu)


$3.25
$3.21
$2.62
$2.31
$2.03
$1.68
CAAP
NAAP
Rockies
Ill. Basin
PRB
WLB
Total Cost of Delivered Coal

Comparison vs. Natural Gas ($/MBtu)


Westmoreland
Natural Gas (Henry Hub)
$7.50
$5.00
$2.50
--
2010
2011
2012
2013
2014

Minimal risk of displacement from other coal basins or natural gas

Source: FactSet, SNL
Note: Uses current market data for coal and emissions prices and standard assumptions for coal plant operations; assumes average heat content per SNL for each producing region.

WESTMORELAND COAL COMPANY

History of Exceptional Safety Performance

Lost Time Incident Rate



National Surface Mine Average
Westmoreland
1.23
0.88
1.23
0.65
1.13
0.48
1.17
0.66
1.18
0.88
2010A
2011A
2012A
2013A
2014A

Reportable Incident Rate



National Surface Mine Average
Westmoreland
1.83
1.31
1.83
1.03
1.65
1.12
1.69
1.32
1.72
1.29
2010A
2011A
2012A
2013A
2014A

- The U.S. operations are a repeat winner of the National Mining Association's Sentinels of Safety Award
- The Canadian operations are a repeat winner of John T. Ryan safety award

Highly skilled workforce with culture of safety

Source: Company filings
Note: 2014 figures include performance from the Canadian operations.

Strong Cash Flow Generation Leads to Reduced Leverage

- Consistent cash flow generation due to long-term, cost-protected contracts
- Rapid delevering following acquisitions to targeted 2.5x - 3.0x levels
- Predictable cash flows allow acquisition leverage
- Improved capital structure flexibility in 2014 will reduce interest expenses by ~$20 million
- Rigorous internal budgeting process to minimize capital and operating costs
- Westmoreland delevering from future drop-downs

Proven Record of Reducing Net Leverage (Net Debt / EBITDA)



3.3x
3.7x
2.3x
3.5x
3.0x
3.8x
2011
Kemmerer Acquisition(1)
2013
Sherritt Coal Acquisition(2)
Pre-WMLP Acquisition (30-Sep-14)
Post-WMLP Acquisition(3) (30-Sep-14)

Strong cash flow generation drives reduction in net leverage following acquisitions

1. As of 31-Jan-12.
2. Calculated using net debt figure pro forma for Sherritt transaction and pro forma LTM Adj. EBITDA figure as at 30-Sept-13.
3. Excludes impact of cash and debt held at Westmoreland Resource Partners; pro forma for $75 mm term loan upsize and Buckingham acquisition.

WESTMORELAND COAL COMPANY

Proven Management Team

Keith Alessi *Chief Executive Officer*	• Accomplished manager with over 30 years of senior executive experience • Joined Westmoreland as Chief Executive Officer and President in May 2007 • Prior Chief Executive Officer of numerous private and public companies with a deep background in integrating large acquisitions • Extensive experience as a director of public and private companies
Kevin Paprzycki *Chief Financial Officer and Treasurer*	• Joined Westmoreland as Controller and Principal Accounting Officer in June 2006 and was named Chief Financial Officer in April 2008 • Previously Chief Financial Officer of Evans and Sutherland Computer Corporation and held senior level positions at Applied Films Corporation, Baker Hughes and Ernst and Young
Jennifer Grafton *SVP and Chief Administrative Officer*	• Joined Westmoreland as Associate General Counsel in December 2008 and was named General Counsel and Secretary in February 2011 before becoming SVP and Chief Administrative Officer in October 2014 • Oversees human resources, legal, insurance, business development and power operations
John Schadan *Executive Vice President*	• Joined Westmoreland in April 2014 as Senior Vice President, Canada Operations and was promoted to Executive Vice President in August 2014 • Career has encompassed both the western Canadian coal business as well as engineering and construction for a major international firm
Joseph Micheletti *Executive Vice President*	• Joined Westmoreland in August 1998 and has held several key leadership positions at several Westmoreland mining projects, including Senior Vice President of Coal Operations since 2011, before becoming Executive Vice President in August 2014 • Responsible for all six of Westmoreland's U.S. mining projects

WESTMORELAND COAL COMPANY

Proven Record of Successful Acquisition Integration

- Acquired the Kemmerer mine from Chevron in January 2012
  - Westmoreland management significantly enhanced financial performance, exceeding guidance
  - Signed new labor agreement driving operational and productivity improvements
  - Integration exceeded expectations with strong improvements in productivity, costs, and safety
- Acquired Canadian operations in April 2014
  - Centralized IT, legal, HR and procurement ahead of schedule
  - Combined Boundary Dam and Beinfait mines into Estevan
  - Implemented Westmoreland operating, capital and management philosophy
  - Initiated dragline productivity program



Westmoreland Improvements at Kemmerer

Productivity	Mining Cost per Ton	Mine Citations	Labor Grievances	Reportable Incidents
⬆ 18%	⬇ 5%	⬇ 51%	⬇ 74%	⬇ 55%

Westmoreland Improvements at Canadian Operations

Dragline Productivity	Mining Cost per Ton	Capex/Ton	G&A Costs	Inventory Reduction
⬆ 17%	⬇ 14%	⬇ 22%	⬇ 34%	⬇ 7%

Source: Management
Note: Metrics based on improvements attained in the year following the acquisition; Productivity based on tons per man hour.

WESTMORELAND COAL COMPANY

Outperforming Coal and Coal MLP Peers

Coal Peers – Since Acquisition of Canadian Operations[(1)]


Westmoreland
91%
CONSOL
(9%)
Cloud Peak
(54%)
Peabody
(56%)
Arch
(69%)
Alpha
(78%)
Walter
(94%)
S&P 500
18%

Coal MLP Peers – Since Acquisition of Oxford Resource Partners[(2)]


Westmoreland RP
70%
Foresight LP
(1%)
SunCoke LP
(1%)
Alliance RP
(5%)
Natural RP
(30%)
Rhino RP
(75%)
S&P 500
13%
Alerian MLP Index
(7%)

Westmoreland has been the top performing coal company and coal MLP

Source: FactSet
1. From announcement of the acquisition of the Canadian operations (24-Dec-13).
2. From announcement of the acquisition of Oxford Resource Partners (17-Oct-14).

WESTMORELAND COAL COMPANY

Attractively Positioned Relative to Peers

EV / 2015E EBITDA



Median: 10.2x
6.1x
6.5x
10.2x
10.7x
13.1x
nmf
nmf
WLB
Cloud Peak
Peabody
CONSOL Energy
Arch
Alpha
Walter Energy

Total Debt / 2015E EBITDA



Median: 5.9x
3.2x
4.0x
4.0x
7.8x
10.0x
26.7x
nmf
CONSOL Energy
WLB
Cloud Peak
Peabody
Arch
Alpha
Walter Energy

Credit Rating (Moody's / S&P)

Ba3 BB	B3 B	Ba3 BB-	Ba3 BB-	Caa1 B	Caa1 B	Caa2 CCC+

Only coal company upgraded by Moody's and S&P

Westmoreland represents an attractive value proposition compared to its peers

Source: Bloomberg, company filings, FactSet, Westmoreland Management Guidance
Note: Westmoreland based on mid-point of management guidance.

WESTMORELAND COAL COMPANY

Identified Value Drivers and Growth Projects

- 15-25 potential M&A opportunities that fit Westmoreland model
- Organic growth projects
  - Activated Carbon expansion expected to come on line in 2017
  - Contract mining opportunities
  - Continued procurement savings from consolidated buying power
  - Continued focus on increasing productivity and decreasing costs
    - Share upside from reduced customer costs
- Export market potential
  - Development of Robb Trend
- Optimize capital structure at WMLP and reduce interest expense
- Potential to monetize Indian Coal Tax Credit once renewed
- Benefit from Westmoreland's ownership in WMLP LP units and general partner IDRs
- Delevering benefit
- Synergies at WMLP and Buckingham

WESTMORELAND COAL COMPANY

Future Potential Asset Drop Downs

Westmoreland sponsorship provides access to portfolio of high-quality assets to sustain future drop-downs

Overview

- Large inventory of MLP-eligible assets at Westmoreland
- Ability to drive growth at GP and partnership levels
- Expect future drop downs to be funded by a combination of cash and LP units at fair market value
- Westmoreland receives ongoing income from distributions through its ownership in the GP and LP units
- Anticipate executing drop-down in Q2 or Q3 2015

Stable of Potential Drop Down Assets

- US Assets
  - Jewett
  - Kemmerer
  - Rosebud
- Canadian Assets
  - Activated Carbon
  - Char Plant
  - Estevan
  - Genessee
  - Paintearth
  - Poplar River
  - Sheerness

Westmoreland sponsorship provides potential for $210 - $230 mm of EBITDA for drop-downs

Note: EBITDA range excludes corporate expenses.

2015 Guidance

		WESTMORELAND COAL COMPANY	WESTMORELAND RESOURCE PARTNERS	
Coal Sales	(Mst)	52.5 - 56.0	3.5 - 4.0	56.0 - 60.0
Adjusted EBITDA	(US$ mm)	$200 - $230	$35 - $40	$235 - $270
Capex[1]	(US$ mm)	$66.0 - $82.0	$8.0 - $10.0	$74.0 - $92.0
Capex per Ton[1]	(US$/ton)	$1.26 - $1.46	$2.29 - $2.50	$1.32 - $1.53
Cash Reclamation	(US$ mm)		$4.5 - $7.0	
Cash Interest	(US$ mm)		$16.4 - $16.4	
Distributable Cash Flow	(US$ mm)		$6.1 - $6.6	
Distributions	(US$ mm)		$5.0 - $5.0	
Cash Flow After Distributions	(US$ mm)		$1.1 - $1.6	
Pro Forma Distributions	(US$ mm)		1.22x - 1.32x	

- Guidance reflects:
  - CDN$:US$ exchange rate of $0.80
  - Newcastle coal pricing of $65.00/metric ton
  - Average 2015 PJM power prices of $45/MWh

Expect record coal sales and Adjusted EBITDA in 2015

1. Includes $7.5 million of capital expenditures related to the expansion of the activated carbon facility.

WESTMORELAND COAL COMPANY